UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 28, 2004

Date of Report (Date of earliest event reported)

MAIR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720
150 South Fifth Street
Minneapolis, MN 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021

(Registrant’s Telephone Number, including Area Code)

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit 99                                             Press release dated July 28, 2004, reporting financial results for the fiscal quarter ended June 30, 2004.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2004, the registrant publicly announced financial results for the fiscal quarter ended June 30, 2004.  For further information, please refer to the press release attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004

MAIR HOLDINGS, INC.

	By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release dated July 28, 2004, reporting financial results for the fiscal quarter ended June 30, 2004.